UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 9, 2013 (September 9, 2013)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(603) 732-6948
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On September 9, 2013, the Company announced the release of new websites and Facebook pages for its subsidiary, Level 5 Beverage Company, Inc.

The websites are:

http://www.level5energy.com
http://www.drinkcoffeeboost.com

The Facebook pages are:

http://www.facebook.com/Level5Beverage
http://www.facebook.com/CoffeeBoost

On September 9, 2013, we issued the attached press release that included the new websites and Facebook links. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
99.1	Press Release, dated September 9, 2013				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: September 9, 2013	By:	/s/ John Powers